Exhibit 10.1

4800 Montgomery Lane Suite 800 Bethesda, MD 20814	t (240) 497-9024 f (240) 627-4121	www.nwbio.com NASDAQ: NWBO

August 23, 2016

[___________________]

[___________________]

[___________________]

[___________________]

Re:	Reset Offer of Common Stock Purchase Warrants

To Whom It May Concern:

We are pleased to offer to you the opportunity to reprice the exercise of all of the Common Stock purchase warrants originally issued on December 24, 2015 (the “December Warrants”) and the Series A Common Stock Purchase Warrants (“Series A Warrants” and together with the December Warrants, the “Existing Warrants”) currently held by you (“Holder”). The Existing Warrants, and the shares underlying the Existing Warrants (“Warrant Shares”) have been registered for sale pursuant to a registration statement on Form S-3 (File No. 333-207976) and Form S-3 MEF (File No. 333- 209895) (collectively, the “Registration Statement”). The Registration Statement is currently effective and, upon exercise of the Existing Warrants pursuant to this letter agreement, will be effective for the issuance of the Warrant Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement, dated as of February 29, 2016, by and among the Company and the signatories thereto (the “Purchase Agreement”).

In order to enable the exercise of the Series A Warrants as of the date hereof, the Company and the Holder hereby agree to amend and restate the Initial Exercise Date (as defined in the Series A Warrants) to mean “August 23, 2016.”

In consideration for exercising in full all of the Existing Warrants held by you (the “Warrant Exercise”) as set forth on the signature page hereto, the Company hereby offers you a reduced exercise price of the Existing Warrants to $0.35. Additionally, in consideration therefore, the Company shall:

(a)	Issue to you or your designee a Series E Common Stock Purchase Warrant (“Series E Warrant”) pursuant to Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”) to purchase up to a number of shares of Common Stock equal to 100% of the number of Warrant Shares issued pursuant to the undersigned’s exercise hereunder, which Series E Warrant shall be in the form attached hereto as Exhibit A; and

(b)	Enter into the Registration Rights Agreement, dated as of the date hereof, in the form of Exhibit B attached hereto (the “Registration Rights Agreement”).

Expressly subject to the paragraph immediately following this paragraph below, Holder may accept this offer by signing this letter below, with such acceptance constituting Holder's exercise in full of the Existing Warrants for an aggregate exercise price of set forth on the Holder’s signature page hereto (the "Warrants Exercise Price") on or before 9:00 a.m. ET on August 23, 2016.

Additionally, the parties hereby agree to their respective representations, warranties and covenants set forth on Annex A attached hereto.

From the date hereof until twelve (12) Trading Days after the date hereof neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents. Notwithstanding the foregoing, this provision shall not apply in respect of an Exempt Issuance (as defined in the Purchase Agreement).

If this Offer is accepted and the transaction documents are executed on or before 9:00 a.m. on August 23, 2016, then on or before 9:30 a.m. Eastern Time on August 23, 2016, the Company shall file a Current Report on Form 8-K with the Commission. The Company shall also file an amendment to the prospectus supplement to the Registration Statement registering the exercise of the Existing Warrants and disclosing the terms of this offer, the reduced exercise price of the Existing Warrants, and the amended Initial Exercise Date of the Series A Warrants. The Company represents, warrants and covenants that, upon acceptance of this offer, the shares underlying the Existing Warrants shall be issued free of any legends or restrictions on resale by Holder and all of the Warrant Shares shall be delivered electronically through the Depository Trust Company within 1 business day of the date the Company receives the Warrants Exercise Price (or, with respect to shares in that would otherwise be in excess of the Beneficial Ownership Limitation, within 2 business days of the date the Company is notified by Holder that its ownership is less than the Beneficial Ownership Limitation). The terms of the Existing Warrants, including but not limited to the obligations to deliver the Warrant Shares, shall otherwise remain in effect as if the acceptance of this offer were a formal Notice of Exercise (including but not limited to any liquidated damages and compensation in the event of late delivery of the Warrant Shares).

Within three days from the Holder’s execution of this letter: the Holder shall make available for “Delivery Versus Payment” to the Company immediately available funds equal to the number of Existing Warrants being exercised multiplied by $0.35; and the Company shall deliver the Warrant Shares via “Delivery Versus Payment”, and a Series E Warrant registered in the name of the Holder to purchase up to _______ shares of Common Stock.

To accept this offer, Holder must counter execute this letter agreement and return the fully executed agreement to the Company at e-mail: lpowers@nwbio.com and lgoldman@nwbio.com, attn.: Linda Powers and Les Goldman, with a copy to Peter Campitiello (pcampitiello@kanekessler.com) on or before 9:00 am ET on August 23, 2016.

Please do not hesitate to call me if you have any questions.

Sincerely yours,
NORTHWEST BIOTHERAPEUTICS, INC.

By:
Name:
Title:

Accepted and Agreed to:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Series A Warrants being exercised:

December Warrants being exercised:

Aggregate Holder Exercise Price: $0.35

Series E Warrant Shares (100% of Existing Warrants exercised):

DTC Instructions:

Company Wire Instructions:

Bank Name: Branch Banking and Trust of Maryland

Bank Address: 7200 Bank Court, Frederick MD 21703

Phone # 301-644-6392

Routing/ABA # 055003308

Swift Code # BRBTUS33

Account # 0005159673024

Beneficiary Name: Northwest Biotherapeutics, Inc.

Beneficiary Address: 4800 Montgomery Lane, Suite 800, Bethesda MD 20814

Annex A

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the undersigned:

(a)           Affirmation of Prior Representations, Warranties and Covenants. The Company hereby represents and warrants to the undersigned that the Company’s representations and warranties as set forth in Section 3.1 and as set forth covenants listed in Article IV of the Securities Purchase Agreement, dated as of February 29, 2016 (the “Purchase Agreement”), together with any updates in the Company’s SEC Reports subsequent to the Purchase Agreement, are true and correct as of the date hereof and have been fully performed as of the date hereof. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

(b)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)           No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals (as defined in the Purchase Agreement), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Purchase Agreement).

(d)           Issuance of the Series E Warrant. The issuance of the Series E Warrant is duly authorized and, upon the execution of this letter agreement by the undersigned, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (as defined in the Purchase Agreement) imposed by the Company. The shares issuable upon exercise of the Series E Warrant (“the Series E Warrant Shares”), when issued in accordance with the terms of the Series E Warrant, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Series E Warrant Shares in full.

(e)           Nasdaq Corporate Governance. The transactions contemplated under this letter agreement, including but not limited to the amendment to the Initial Exercise Date of the Series A Warrants, comply with all rules of Nasdaq.

(f)            Equal Consideration. Except as set forth in this letter agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Purchase Agreement, the Series B Warrant or the December Warrant.

(g)           Legends. Transfer Restrictions.

(i)          The Series E Warrant and Series E Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Series E Warrant or Series E Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a undersigned or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Series E Warrant and Series E Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this letter agreement.

(ii)          The undersigned agrees to the imprinting, so long as is required by this Section (i), of a legend on any of the Series E Warrant and Series E Warrant Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Series E Warrant to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this letter agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured Series E Warrant to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Series E Warrant may reasonably request in connection with a pledge or transfer of the Series E Warrant or Series E Warrant Shares.

(iii)          Certificates evidencing the Series E Warrant Shares shall not contain any legend (including the legend set forth in Section (f)(ii) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Series E Warrant Shares pursuant to Rule 144, (iii) if such Series E Warrant Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Series E Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Series E Warrant Shares, or if such Series E Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Series E Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Series E Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Series E Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section (f), it will, no later than three Trading Days following the delivery by a undersigned to the Company (or its transfer agent) of a certificate representing Series E Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the undersigned a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Series E Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the undersigned by crediting the account of the undersigned’s prime broker with the Depository Trust Company System as directed by the undersigned.

(iv)          In addition to the undersigned’s other available remedies, the Company shall pay to a undersigned, in cash, if the Company fails to (i) issue and deliver (or cause to be delivered) to a undersigned by the Required Delivery Date a certificate representing the Series E Warrant and Series E Warrant Shares so delivered to the Company by the undersigned that is free from all restrictive and other legends or (ii) if after the Required Delivery Date the undersigned purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the undersigned of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that the undersigned anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of the undersigned’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Underlying Shares that the Company was required to deliver to the undersigned by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the undersigned to the Company of the applicable Underlying Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

(h)           Public Information Failure. At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to the undersigned’s other available remedies, the Company shall pay to the undersigned, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Series E Warrant Shares, an amount in cash equal to two percent (2.0%) of the aggregate Exercise Price of the Series E Warrant of the undersigned’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for the undersigned to transfer the Series E Warrant Shares pursuant to Rule 144.  The payments to which the undersigned shall be entitled pursuant to this Section (g) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit the undersigned’s right to pursue actual damages for the Public Information Failure, and the undersigned shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(i)           Listing of Common Stock. The Company shall apply to list or quote all of the Series E Warrant Shares on the Trading Market and promptly secure the listing of all of the Series E Warrant Shares on such Trading Market.

Representations, Warranties and Covenants of the undersigned. The undersigned hereby represents, warrants and covenants as of the date hereof to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)           Own Account. The undersigned understands that the Series E Warrant is a “restricted security” and has not been registered under the Securities Act or any applicable state securities law and is acquiring the Series E Warrant as principal for its own account and not with a view to or for distributing or reselling such Series E Warrant or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Series E Warrant or Series E Warrant Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Series E Warrant in violation of the Securities Act or any applicable state securities law. The undersigned is acquiring the Series E Warrant hereunder in the ordinary course of its business.

(b)           Status. At the time the undersigned was offered the Series E Warrant, it was, and as of the date hereof it is, and on each date on which it exercises any Series E Warrant, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(c)           Experience of The undersigned. The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Series E Warrant, and has so evaluated the merits and risks of such investment. The undersigned is able to bear the economic risk of an investment in the Series E Warrant and, at the present time, is able to afford a complete loss of such investment.

(d)           Access to Information. The undersigned acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  The undersigned acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided the undersigned with any information or advice with respect to the Series E Warrant nor is such information or advice necessary or desired.  Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Series E Warrant and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which the undersigned agrees need not be provided to it.  In connection with the issuance of the Series E Warrant to the undersigned, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to the undersigned.